Exhibit 99.1

Baker Hughes to Acquire Chart Industries, Accelerating

Energy & Industrial Technology Strategy

•	Significant step high-grades the portfolio and adds value accretive customer offerings, transforms Baker Hughes’ Industrial & Energy Technology segment

•	Chart Industries brings differentiated capabilities across a diverse set of end markets advantaged by secular growth drivers such as natural gas, data centers and decarbonization

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Highly complementary capabilities enable enhanced value-creation solutions for customers across the lifecycle of projects and accelerate aftermarket growth through increased service penetration of combined installed base

•	$325 million in annualized cost synergies expected to be realized at end of third year

•	Compelling financial impact, as it is accretive to growth, margins, EPS and cash flow

•	Baker Hughes to host conference call today to discuss the transaction at 8:30 a.m. ET / 7:30 a.m. CT

HOUSTON, LONDON & ATLANTA – July 29, 2025 – Baker Hughes (NASDAQ: BKR) and Chart Industries (NYSE: GTLS) (“Chart”) announced Tuesday they have entered into a definitive agreement under which Baker Hughes will acquire all outstanding shares of Chart’s common stock for $210 per share in cash, equivalent to a total enterprise value of $13.6 billion.

Chart is a global leader in the design, engineering and manufacturing of process technologies and equipment for gas and liquid molecule handling across a broad range of industrial and energy end markets. Chart’s highly differentiated products and solutions are used in every phase of the liquid gas supply chain, from engineering and design to installation, preventative maintenance to repair and service, as well as ongoing digital monitoring. A technology leader in its markets, Chart generated $4.2 billion in revenue and $1.0 billion adjusted EBITDA in 2024. It operates 65 manufacturing locations with over 50 service centers globally.

“This acquisition is a milestone for Baker Hughes and a testament to our strong financial execution and strategic focus as we continue to define our position as a leading energy and industrial technology company,” said Baker Hughes Chairman and CEO Lorenzo Simonelli. “We know Chart well, having worked alongside them on many critical energy infrastructure projects. Their products and services are highly complementary to our offerings and strongly aligned with our intent to deliver distinctive and efficient end-to-end lifecycle solutions for our customers across their most critical applications. The combination positions Baker Hughes to be a technology leader that can provide engineering and technology expertise to meet the growing demand for lower-carbon, efficient energy and industrial solutions across attractive growth markets such as LNG, data centers and New Energy.

“The acquisition also delivers compelling financial returns for our shareholders. Adding this high-growth, high-margin business to our Industrial & Energy Technology segment will deliver strong earnings accretion and returns, contributing to an improved growth and margin profile,” Simonelli said. “We look forward to welcoming Chart into the Baker Hughes organization and, together, achieving even greater success and driving long-term value for shareholders.”

“This all-cash transaction with Baker Hughes delivers immediate value to Chart shareholders,” said Chart President and CEO Jill Evanko. “Thanks to the outstanding work of our global OneChart team, we have successfully built a product and solution portfolio that spans front-end engineering design through aftermarket services. The Baker Hughes team shares our engineering-focused culture and commitment to operational excellence. Our complementary solutions fit seamlessly with Baker Hughes’ Industrial & Energy Technology segment, and together we can help our customers solve the most critical energy access and sustainability needs. Our Board is proud to deliver this outcome to our shareholders.”

Compelling Strategic and Financial Benefits

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Advances Baker Hughes’ Strategic Vision to be an Energy & Industrial Technology Leader: Chart and Baker Hughes together bring a highly differentiated set of capabilities to solve complex energy challenges and support customers’ sustainability goals – positioning the combined company as a leader in a lower-carbon, more resource-efficient future.

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Expands Baker Hughes’ Offerings in Attractive Growth Markets: Chart’s offering is well positioned to deepen Baker Hughes’ exposure to attractive high-growth markets, including data centers, space and New Energy. The acquisition also broadens Baker Hughes’ exposure to more durable industrial sectors including industrial gas, metals and mining, and food and beverage, significantly increasing Baker Hughes’ addressable market and through-cycle growth potential.

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Complementary Product Capabilities: Each company has distinctive products and solutions that together improve customer value proposition. Baker Hughes’ core competencies in rotating equipment, flow control and digital technology pair well with Chart’s competencies in heat transfer, air and gas handling, and process technologies.

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Strengthens Baker Hughes’ Lifecycle Revenue Mix: The combined company will have a large and structurally growing installed base creating opportunities to drive growth in high-value aftermarket products and services, as well as digital services using Chart’s Uptime digital platform. Baker Hughes’ expansive service footprint is expected to increase service rates for Chart’s installed base driving more profitable, recurring revenue across the combined portfolio.

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Delivers Substantial Synergies: Baker Hughes has identified $325 million of annualized cost synergy opportunities by the end of year three. Baker Hughes intends to drive productivity improvements by leveraging Baker Hughes’ scale in manufacturing and consolidating the companies’ supply chains, as well as optimizing costs across the SG&A and R&D functions. Baker Hughes’ confidence in realizing these synergies is supported by the continued success of its business system, a key driver of IET margin expansion over the past three years.

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Attractive Financial Profile and Returns for Shareholders: The transaction is expected to be immediately accretive to growth, margins and cash flow, with double-digit EPS accretion in the first full year after the transaction closes. Chart’s differentiated position in attractive and growing markets is expected to deliver sustainable underlying growth that will be accretive to Baker Hughes’ through-cycle growth profile. The combination of strong growth, attractive margins and the synergy potential to expand operating margins meet all of Baker Hughes’ return criteria, including double-digit ROIC.

Transaction Details & Approvals

Under the terms of the agreement, Chart shareholders will receive $210 per share of common stock in cash. The purchase price represents an enterprise value of $13.6 billion, and a multiple of ~9x Chart Consensus 2025 EBITDA on a fully synergized basis.

Baker Hughes has secured fully committed bridge debt financing to fund the transaction, provided by Goldman Sachs Bank USA, Goldman Sachs Lending Partners LLC, and Morgan Stanley Senior Funding, Inc., which is expected to be replaced with permanent debt financing prior to close. Baker Hughes remains committed to maintaining its A credit rating and will use its strong free cash flow and expected divestiture proceeds to support debt reduction while maintaining, and growing over time, its strong dividend. Baker Hughes projects net leverage at close will be 2.25x and will de-lever to 1.0-1.5x net leverage within 24 months after close. Flexibility will be maintained on share repurchases until leverage reaches the 1.0-1.5x target, after which Baker Hughes intends to return 60-80% of FCF to shareholders.

The Boards of Directors of Baker Hughes and Chart have each unanimously approved the transaction, and the Chart Board of Directors has unanimously recommended that Chart shareholders approve the transaction. The transaction is subject to customary conditions, including approval by Chart shareholders, and the receipt of applicable regulatory approvals. The transaction is expected to be completed by mid-year 2026.

Advisers

Goldman Sachs & Co. LLC, Centerview Partners LLC, and Morgan Stanley & Co. LLC are serving as financial advisers to Baker Hughes, and Cleary Gottlieb Steen & Hamilton LLP, and WilmerHale are serving as legal advisers. Wells Fargo is serving as financial adviser to Chart, and Winston & Strawn is serving as legal adviser.

Investor Conference Call and Presentation

Baker Hughes will host a conference call to discuss the transaction on July 29 at 8:30 a.m. ET, 7:30 a.m. CT. The conference call will be broadcast live via a webcast and can be accessed by visiting the Events and Presentations page on the company’s website at: investors.bakerhughes.com. Those who wish to dial in may call 1-800-343-1703 (U.S.) or 1-785-424-1226 (international) and enter passcode 52472. An archived version of the webcast will be available on the website for one month following the webcast.

About Baker Hughes

Baker Hughes (NASDAQ: BKR) is an energy technology company that provides solutions to energy and industrial customers worldwide. Built on a century of experience and conducting business in over 120 countries, our innovative technologies and services are taking energy forward – making it safer, cleaner and more efficient for people and the planet. Visit us at bakerhughes.com

About Chart Industries, Inc.

Chart Industries, Inc. is a global leader in the design, engineering, and manufacturing of process technologies and equipment for gas and liquid molecule handling for the Nexus of Clean™ - clean power, clean water, clean food, and clean industrials, regardless of molecule. The company’s unique product and solution portfolio across stationary and rotating equipment is used in every phase of the liquid gas supply chain, including engineering, service and repair and from installation to preventive maintenance and digital monitoring. Chart is a leading provider of technology, equipment and services related to liquefied natural gas, hydrogen, biogas and CO2 capture amongst other applications. Chart is committed to excellence in environmental, social and corporate governance issues both for its company as well as its customers. With 64 global manufacturing locations and over 50 service centers from the United States to Asia, Australia, India, Europe and South America, the company maintains accountability and transparency to its team members, suppliers, customers and communities. To learn more, visit www.chartindustries.com.

For more information, please contact:

Media Relations

Baker Hughes

Adrienne M. Lynch

+1 713-906-8407

adrienne.lynch@bakerhughes.com

Chart Industries

Jim Golden / Jude Gorman / Jack Kelleher

Collected Strategies

Chart-CS@collectedstrategies.com

Investor Relations

Baker Hughes

Chase Mulvehill

+1 346-297-2561

investor.relations@bakerhughes.com

Chart Industries

John Walsh

1-770-721-8899

john.walsh@chartindustries.com

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 (each a “forward-looking statement”). All statements, other than historical facts, including statements regarding the presentation of Baker Hughes’ operations in future reports and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “would,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target,” “goal” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved.

Factors that could cause actual results to differ include, but are not limited to: Baker Hughes’ ability to consummate the proposed transaction with Chart (the “Proposed Transaction”); Baker Hughes and Chart obtaining the regulatory approvals required for the Proposed Transaction on the terms expected or on the anticipated schedule or at all; the failure to satisfy other conditions to the completion of the Proposed Transaction, including the receipt of Chart stockholder approval; Baker Hughes’ ability to finance the Proposed Transaction; Baker Hughes’ indebtedness, including the substantial indebtedness Baker Hughes expects to incur in connection with the Proposed Transaction and the need to generate sufficient cash flows to service and repay such debt; the possibility that Baker Hughes may be unable to achieve expected synergies and operating efficiencies from the Proposed Transaction within the expected time-frames or at all and to successfully integrate Chart’s operations with those of Baker Hughes; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in retaining or maintaining relationships with employees, customers or suppliers) may be greater than expected following the Proposed Transaction or the public announcement of the Proposed Transaction; Baker Hughes and Chart being subject to competition and increased competition is expected in the future; general economic conditions that are less favorable than expected; the potential for litigation related to the Proposed Transaction. Other important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, the risk factors identified in the “Risk Factors” section of Part 1 of Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 4, 2025, and those set forth from time-to-time in other filings by Baker Hughes with the SEC. Additional risks that may affect Chart’s results of operations are identified in the “Risk Factors” section of Part 1 of Item 1A of Chart’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 28, 2025, and those set forth from time-to-time in other filings by Chart with the SEC. These documents are available through our website or through the SEC’s Electronic Data Gathering and Analysis Retrieval (EDGAR) system at http://www.sec.gov.

Any forward-looking statements speak only as of the date of this press release. Neither Baker Hughes nor Chart undertakes any obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information

This communication may be deemed to be solicitation material in respect of the proposed merger transaction between Chart and Baker Hughes. In connection therewith, Chart intends to file relevant materials with the SEC, including a proxy statement of Chart (the “proxy statement”) that will be mailed to Chart stockholders seeking their approval of its transaction-related proposals. However, such documents are not currently available. BEFORE MAKING ANY

VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement and other documents containing important information about each of Chart and Baker Hughes, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Chart will be available free of charge on Chart’s website at ir.chartindustries.com.

Participants in the Solicitation

Chart and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Chart’s stockholders in respect of the proposed transaction. Information regarding Chart’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Chart’s Form 10-K for the year ended December 31, 2024, filed with the SEC on February 28, 2025, and its proxy statement filed with the SEC on April 8, 2025. To the extent holdings of Chart’s securities by its directors or executive officers have changed since the amounts set forth in Chart’s 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 subsequently filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed merger transaction will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents (when available) can be obtained free of charge from the sources indicated above.